ADVANCED SERIES TRUST

AST Advanced Strategies Portfolio

AST PIMCO Total Return Bond Portfolio

Supplement dated October 30, 2014 to the

Currently Effective Statement of Additional Information

This supplement should be read in conjunction with your currently effective Advanced Series Trust (the Trust) Statement of Additional Information (the SAI) and should be retained for future reference. The AST Advanced Strategies Portfolio (the Advanced Strategies Portfolio) and the PIMCO Total Return Bond Portfolio (the Total Return Portfolio) may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the SAI.

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A.	AST Advanced Strategies Portfolio

The Board of Trustees (the Board) of the Trust recently approved replacing Pacific Investment Management Company LLC (PIMCO) as the subadviser for the U.S. fixed income segment of the Advanced Strategies Portfolio (the Total Return Sleeve) with Prudential Investment Management, Inc. (PIM). This change is expected to become effective on or about January 5, 2015.

To reflect this change, the SAI is revised as follows:

I.	The table in Part I of the SAI entitled “Fee Waivers & Expense Limitations” with respect to the Advanced Strategies Portfolio is hereby revised by replacing the information in the table with the following information set forth below:

Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
AST Advanced Strategies Portfolio	contractually waive 0.01% of the investment management fee;
contractually waive 0.004% of the investment management fee;
voluntarily waive the investment management fee to the extent the Portfolio assets are invested in underling portfolios to gain exposure to small cap equity securities.

AST Advanced Strategies Portfolio: The Investment Managers have contractually agreed to waive 0.01% of their investment management fees through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this waiver after June 30, 2015 will be subject to review by the Investment Managers and the Trust’s Board of Trustees. The Investment Managers have also contractually agreed to waive 0.004% of their investment management fees through June 30, 2016. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2016, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this waiver after June 30, 2016 will be subject to review by the Investment Managers and the Trust’s Board of Trustees. The Investment Managers have also voluntarily agreed to waive the Portfolio’s investment management fee to the extent the Portfolio assets are invested in underlying portfolios to gain exposure to small cap equity securities. This waiver is voluntary and may be modified or terminated by the Investment Managers at any time without notice.

B.	AST PIMCO Total Return Bond Portfolio

The Board of the Trust recently approved replacing PIMCO as the subadviser for the Total Return Portfolio with BlackRock Financial Management, Inc., BlackRock International Limited, BlackRock (Singapore) Limited and Loomis, Sayles & Company, L.P. The Board also approved changing the name of the Total Return Portfolio to AST BlackRock/Loomis Sayles Bond Portfolio. These changes are expected to become effective on or about January 5, 2015.

To reflect these changes, the SAI is revised as follows:

         I.            The following information is hereby added to the table in Part I of the SAI entitled “Fee Waivers & Expense Limitations”:

Portfolio Subadvisers and Fee Rates
Portfolio
AST BlackRock/Loomis Sayles Bond Portfolio	contractually waive 0.035% of the investment management fee

AST BlackRock/Loomis Sayles Bond Portfolio: The Investment Managers have contractually agreed to waive 0.035% of their investment management fees through June 30, 2016. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2016, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this waiver after June 30, 2016 will be subject to review by the Investment Managers and the Trust’s Board of Trustees.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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